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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2006


              American Express Receivables Financing Corporation II
                      (as Originator and Depositor of the
                 American Express Credit Account Master Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     000-21424-04               13-3854638
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

 200 Vesey Street, New York, New York                           10285
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:        (212) 640-2357


           American Express Receivables Financing Corporation III LLC
                  (as Originator and Depositor of the
                 American Express Credit Account Master Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-02              20-0942395
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (801) 945-2030


           American Express Receivables Financing Corporation IV LLC
                   (as Originator and Depositor of the
                 American Express Credit Account Master Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-01              20-0942445
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (801) 945-2068


                                  on behalf of the
                  American Express Credit Account Master Trust
(Issuing Entity in respect of the Class A and Class B Asset Backed Certificates)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

     Information concerning the American Express Credit Account Master Trust is contained in the Monthly Servicer's Certificate, dated as of March 13, 2006 for the Distribution Date occurring on March 15, 2006, covering activity from January 26, 2006 through February 24, 2006, and provided to the Bank of New York, as Trustee, under the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006. Such Monthly Servicer's Certificate is attached hereto as Exhibit 20 and is incorporated herein by reference.

     The Class A and Class B Series 2001-1 Floating Rate Asset Backed Certificates were paid in full on February 15, 2006.


Item 9.01  Financial Statements and Exhibits

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibit:

           20  Series' 2001-1, 2001-2, 2001-3, 2001-4, 2001-5, 2001-6, 2001-7,
               2002-1, 2002-2, 2002-3, 2002-5, 2002-6, 2003-1, 2003-2, 2003-3,
               2003-4, 2004-1, 2004-2, 2004-3, 2004-4, 2004-5, 2005-1, 2005-2,
               2005-3, 2005-4, 2005-5, 2005-6, 2005-7, 2005-8, 2006-A and 2006-B
               Monthly Servicer's Certificate, dated March 13, 2006, for the March 15, 2006 Distribution Date.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  March 15, 2006


                              American Express Receivables Financing
                              Corporation II,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Maureen Ryan
                                     -------------------------------------
                              Name:  Maureen Ryan
                              Title: President




                              American Express Receivables Financing
                              Corporation III LLC,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Scott C. Godderidge
                                     -------------------------------------
                              Name:  Scott C. Godderidge
                              Title: Vice President and Treasurer




                              American Express Receivables Financing
                              Corporation IV LLC,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Daniel L. Follett
                                     -------------------------------------
                              Name:  Daniel L. Follett
                              Title: President


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                              EXHIBIT INDEX
                              -------------

Designation                   Description
-----------                   -----------
Exhibit 20                    Series' 2001-1, 2001-2, 2001-3, 2001-4, 2001-5,
                              2001-6, 2001-7, 2002-1, 2002-2, 2002-3, 2002-5,
                              2002-6, 2003-1, 2003-2, 2003-3, 2003-4, 2004-1,
                              2004-2, 2004-3, 2004-4, 2004-5, 2005-1, 2005-2,
                              2005-3, 2005-4, 2005-5, 2005-6, 2005-7, 2005-8,
                              2006-A and 2006-B Monthly Servicer's Certificate, dated March 13, 2006, for the March 15, 2006
                              Distribution Date.